SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                   FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Date of Report:  January 21,1998



                          COMPAQ COMPUTER CORPORATION
            (Exact Name of Registrant as Specified in Charter)



           DELAWARE                     1-9026                76-0011617
(State or other jurisdiction    (Commission File Number)     (IRS Employer
     of Incorporation)                                     Identification No.)



                    20555 SH 249, HOUSTON, TEXAS 77070-2698
                    (Address of Principal Executive Offices)


                               (281) 370-0670
              (Registrant's telephone number, including area code)

Item 5.    Other Events.

     In  a release dated January 21, 1998, Compaq Computer Corporation (NYSE:
CPQ) announced its financial results for the period ended December 31, 1997, including an unaudited consolidated balance sheet as of December 31, 1997, and an unaudited consolidated statement of income for the period ended December 31, 1997. The news release is attached as Exhibit 99.


Item 7.    Exhibit - Index

     Exhibit 99 -- News Release dated January 21, 1998.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



January 21, 1998                   COMPAQ COMPUTER CORPORATION



                                   /s/ Linda S. Auwers
                                   _______________________________
                                   Linda S. Auwers
                                   Vice President and Associate
                                   General Counsel